                                  EXHIBIT 10.2

Part I: Amendment to Annex A to Performance Equity Unit Grant Agreement, dated December 3, 1996, for 1997 (Filed as Exhibit 10.6 to Registrant's Form 10-K for year ended December 31, 1996):

PERFORMANCE GOALS AND UNIT DISTRIBUTION SCHEDULE:

            AGGREGATE EARNINGS             % OF DISTRIBUTION
               PER SHARE                         BASED ON
            1/1/97 - 12/31/99                    GRANTS
            ------------------             -----------------
                $ 17.23                           150%
                  16.65                           140%
                  16.07                           130%
                  15.50                           120%
                  14.93                           110%
                  14.36                           100%
                  13.64                            90%
                  13.28                            85%
                  12.92                            80%
                  12.20                            70%
                  11.48                            60%
                  10.77                            50%
                 <10.77                             0


Part II: Amendment to Annex A to Performance Unit Grant Agreement, dated December 2, 1997, for 1998 (Filed as Exhibit 10.2 to Registrant's Form 10-K for year ended December 31, 1997):

PERFORMANCE GOALS AND UNIT DISTRIBUTION SCHEDULE:

          CUMMULATIVE NET INCOME           UNIT DISTRIBUTION
               PER SHARE                   AS A PERCENTAGE OF
            1/1/98 - 12/31/00                UNITS GRANTED
            ------------------             -----------------
                $ 18.71                           150%
                  18.08                           140%
                  17.45                           130%
                  16.83                           120%
                  16.21                           110%
                  15.59                           100%
                  14.81                            90%
                  14.42                            85%
                  14.03                            80%
                  13.25                            70%
                  12.47                            60%
                  11.69                            50%
                 <11.69                             0

                                    X-10.2-1